Aspen Insurance Holdings Limited Keefe, Bruyette & Woods Richard Houghton, Chief Financial Officer September 4, 2008

Safe Harbor Disclosure This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm. Note: Aspen defines ROE as Return on Average Equity. Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," "estimate," "may," "continue," "guidance," and similar expressions of a future or forward-looking nature. In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen's ultimate losses will remain within the stated amount. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the impact of deteriorating credit environment created by the sub- prime crisis and global credit crunch; a decline in the value of our investment portfolio or a rating downgrade of the securities in our portfolio; Aspen's reliance on loss reports received from cedants and loss adjustors; Aspen's reliance on industry loss estimates and those generated by modelling techniques; any changes in Aspen's reinsurers' credit quality; changes in assumptions on flood damage exclusions as a result of prevailing lawsuits and case law; the amount and timing of reinsurance recoverables and reimbursements actually received by Aspen from its reinsurers; the impact that our future operating results, capital position and rating agency and other considerations have on the execution of any capital management initiatives; our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; the impact of any capital management activities on our financial condition; the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events than our underwriting, reserving or investment practices have anticipated; evolving interpretive issues with respect to coverage after major loss events; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of Aspen's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage, which may affect our decision to purchase such coverage; the reliability of, and changes in assumptions to, catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's, A.M. Best Company or Moody's Investors Service; changes in general economic conditions including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the number and type of insurance and reinsurance contracts that we wrote at the January 1st and other renewal periods in 2008 and the premium rates available at the time of such renewals within our targeted business lines; increased competition on the basis of pricing, capacity, coverage terms or other factors; decreased demand for Aspen's insurance or reinsurance products and cyclical downturn of the industry; changes in governmental regulations, interpretations or tax laws in jurisdictions where Aspen conducts business; proposed and future changes to insurance laws and regulations, including with respect to U.S. state- and other government-sponsored reinsurance funds and primary insurers; Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by insurance regulators and prosecutors. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 29, 2008. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. 3

5 Probability Distributions of 2008 ROE Equity: Disclaimers This presentation includes slides relating to the probability distributions of the 2008 ROE based on model outputs only and are not, and should not be construed as guidance for 2008. The Company relies on the outputs of its Dynamic Financial Analysis ("DFA") model in addition to other considerations in the establishment of its public guidance. No new 2008 guidance is given in this presentation. No representation or warranty of any kind is or can be made with respect to the accuracy or completeness of, and no representation or warranty should be inferred from, the probability distributions of the 2008 ROE in these slides or the assumptions underlying them or their suitability. No representation or warranty is or can be made as to the future operations or the amount of any future income or loss. The figures shown are the result of numerous assumptions made within our DFA model, many of which are subject to uncertainty which could lead actual results to vary considerably from those indicated by the model, including our estimates of catastrophe and non- catastrophe losses, our estimates of reserve movements and our estimates of investment income. No explicit allowance has been made within the modeling for the possibility that the model could be wrong or assumptions within the model incorrect. This includes the possibility that catastrophe models are incorrect. Changes in market conditions and variations from expected underwriting and investment strategy may lead to results varying considerably from those indicated by the model. No reliance should be placed on the accuracy of our DFA probability distributions of the 2008 ROE as they are based on (i) assumptions and other factors made at the time of modeling which may be subject to uncertainty or which may change subsequently, (ii) currently available information derived from modeling techniques, which may be incorrect, and (iii) modeling assumptions that may be inaccurate or incorrect. Therefore, the results of the model are illustrative and not to be viewed as facts or forecasts, and should not be relied upon as a representation of the future value of an investment in Aspen shares. See Slide 2 - Safe Harbor Disclosure for reference to important factors that could cause actual results to differ from the probability distribution of 2008 ROE provided in the following slides. Changes in market conditions and variations from expected underwriting and investment strategy may lead to results varying considerably from those indicated by the model. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 29, 2008. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they were made.

Contents Aspen at a Glance Why Diversification How we Diversify Diversification for Performance Where Next... Current Performance and Outlook 7

Aspen: Aspen at a Glance 9 520 Professionals in 16 Locations

Aspen at a Glance Bermuda domiciled diversified Specialty Insurer and Reinsurer with focus on: Marine, Energy and Transport Insurance Specialty and Casualty Reinsurance Property Catastrophe Insurance and Reinsurance $2.2bn market cap $3.1bn of total capital, as June 30, 2008 Ratings of A (S&P), A2 (Moody's) and A (AM Best) for Aspen UK and Aspen Bermuda AHL included in Russell 2000 and 3000 Indexes, Barron's 400 Index BVPS 18.8% CAGR over last 9 quarters $1.8bn Gross Written Premium in 2007; estimate $1.8bn +/- 5% GWP for 2008* 35% Insurance, 65% Reinsurance 43% Casualty, 57% Property 11 * Estimate as at July 31, 2008

Doing What We're Good At Focus on specialty and more complex risks which fit our skill-set Doing What We're Good At Profitable expansion into new / adjacent lines and territories ? Better spread of risk and lower volatility Regarded as a 'Sector Expert' by our clients Running our Business Well Multi-platform approach ? Location of our people mirrors the production sources for the business we write Enterprise Risk Management as our core strategic enabler Returns First, Growth Second Growth in book value per share and ROE are primary metrics by which we manage and measure our business success 13 Aspen Strategy: Diversification for Performance

Diversification: What it means to us Cross cycle growth in value Non- Correlation Correlation Cross-Cycle Client Service Investment Risk Management Opportunities Balance and Stability Operational Efficiency 15

100% = $1.6bn FY 2004 100% = $1.8bn Rolling 12 months to June 30, 2008 Property Reinsurance Casualty Reinsurance International Insurance U.S. Insurance 17 Aspen at a Glance: Specialist Underwriting Expertise Gross Written Premiums Increasing Contribution from Insurance: 42% of GWP for rolling 12 months in 2008 vs. 26% in 2004 Operating Net Income 12 Months to June 30, 2008 Property Reinsurance Casualty Reinsurance Investments U.S. Insurance International Insurance Underwriting 55% Investments 45% 20% 41% 7% 32% 42% 26% 4% 28%

Doing What We're Good At: Benefits of Diversification 2008 Distribution of ROE All Underwriting Product Segments The positive impact of diversification on Aspen's portfolio Diversification effect reduces 'volatility' i.e. reduces significantly probability of unfavourable outcomes and in particular the chance of making a loss Subject to the caveats on slides 2 and 3, this represents our estimates of modelled outcomes for 2008 Diversification Results in 30% Reduction in Standard Deviation, 70% Improvement in Sharpe Ratio vs. Stand-alone Property Reinsurance Reduced chance of loss Strong positive upside 19

Aspen's Worldwide Natural Catastrophe Exposures Major peril zones, 100 year return period as a percentage of total shareholders' equity Source: Aspen analysis using RMS v7.0 occurrence exceedance probability at 1 April 2008 Japanese earthquake & typhoon 0% 17.5% US Eastern Earthquake US Pacific NW Californian earthquake European Wind US hurricane Group Risk Tolerance 5% 10% 15% US Hurricane Californian Earthquake European Wind Japanese Earthquake & Typhoon US Eastern Earthquake US Pacific NW Earthquake 21

Products where... Experience and judgement critical to success Expertise is rewarded Smaller markets where scale is less relevant Price is not sole determinant of purchasing decision Knowledge, relationships, service are valued Meaning we tend to prefer Space Specie Marine Property Fac Homeowners' insurance Workers' Comp This..... .....not this Relatively low loss ratio Relatively low expense ratio How Do We Diversify? 23 Focus on Products which Fit our Skill Set Because... We know how to manage these lines We have deep knowledge and expertise developed over many years and cycles We have a relative advantage versus competition We add value to clients and brokers

Selective, Measured Extension: Products

	2002	2003	2004	2005	2006	2007	2008
Insurance	• UK Commercial Property and Liability	• US Excess & Surplus lines		• Aviation • Marine • Energy		• Professional Liability • Excess Casualty • Transportation-related Liability	• Political Risk • Financial Institutions
Reinsurance	• Property Treaty • Intl Casualty	• Specialty ➢ Aviation ➢ Marine • US Casualty	• Aspen Re America		• International Property Facultative		• Credit & Surety*

* Underwriting expected to commence Q4 '08

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Platforms 27 Selective, Measured Extension: Platforms 2008 2007 2006 2005 2004 2002 2003 USA Zurich Dublin Lloyd's Singapore Paris Bermuda London

Financial Leverage and Capital Management Capital Structure and Financial Leverage $593m returned to shareholders through dividends and share buy-backs, since inception Strong growth in retained earnings Strong balance sheet with potential for further leverage $300m 2 year buy-back program announced February 2008 $100m completed May 2008 Active Balance Sheet Management to Deliver Consistent, Quality ROE 878 1,339 1,731 2,289 2,639 3,067 29 3,103 Leverage 3.0% 14.4% 19.6% 25.7% 22.1% 21.9% 837 1,091 1,096 1,693 1,503 1,417 1,334 208 385 147 457 971 1,090 200 430 430 430 249 249 249 250 249 41 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2002 2003 2004 2005 2006 2007 Q2 2008 $ mil Common share capital Retained earnings inc OCI and issue costs Preference shares Debt

USA Bermuda Intra-group reinsurance Licenses Regulatory Capital Balance Sheet Diversification and Flexibility Structure Provides Flexibility, Tax and Capital Efficiency and Satisfies Policy Holder / Rating Agency Requirements *Operational from Q2 2008 Statutory Capital & Surplus - 07 $1,339.0m Presence in leading reinsurance market Provider of intra- group reinsurance Tax planning opportunities Ratings: AM Best S&P Moody's UK $1,055.0m A (Excellent) A (Strong) A2 (Good) A (Excellent) A (Strong) A2 (Good) Lloyds (*) Pre-eminent insurance market Extensive network of licences Strong rating / brand/ reputation Developing in new markets A (Excellent) A+ (Strong) Intra-group reinsurance Premium $103.2m E&S operation Casualty income reinsured to Bermuda Presence in leading insurance / reinsurance market Branches 31 Zurich Canada Dublin Paris Singapore

Diversified, Conservative Investment Portfolio 33 89% of Portfolio 'A' or Better, Overall Fixed Income 'AA+' * Govt rated securities includes GNMAs that are classified as "MBS" at left; Agency rated securities include Agency issued mortgage backed securities that are classified as "MBS" at left. Asset Class Allocation Portfolio Credit Ratings (As at June 30, 2008) Govern- ment* A 10% AA 8% AAA 34% Agency* 22% Govern ment 15% FOHF 9% BBB 2% 0% 10% 20% 30% 40% 50% Government Agency MBS Corp ABS FOHF Cash/ST Dec-07 Jun-08

2Q08 Annualized Operating ROE* 2Q07 vs. 2Q08 BV/Share Growth Source: Earnings Releases and Analyst Reports Source: SNL Financial Peer Group includes: ACE, ACGL, AXS, ORH, ENH, RE, IPCR, TRH, MXGL, MRH, PRE, PTP, AWH, RNR, XL 35 Peer Review: 2Q08 Operating ROE and BV/Share Growth * Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income and average equity to closing shareholders' equity in the Investor Relations section of Aspen's website www.aspen.bm 5.2% 12.9% 13.3% 13.9% 15.2% 16.1% 17.8% 17.8% 18.9% 19.2% 19.3% 19.7% 20.3% 21.0% 21.2% 23.4% O N M L K J H I G F E D C B Aspen J -20.7% 4.7% 6.9% 9.6% 10.2% 11.4% 13.7% 17.6% 19.1% 19.2% 20.2% 20.2% 20.5% 21.3% 22.1% 34.2% O H F N A M I D K L E B G C Aspen J

Returns First, Growth Second: Growth in Book Value Per Share and ROE Compounded Annual Growth Rate in BVPS over last 9 quarters of 18.8% (*) Note: See Aspen's quarterly financial supplement for a reconciliation of diluted book value per share to basic book value per share, reconciliation of average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm 2007 10% 12% 14% 16% 18% 20% 22% 24% 26% 28% 30% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 ROE % 10 12 14 16 18 20 22 24 26 28 30 $ Diluted B/V Per Share Annualised ROE Diluted BV Per Share* 12.5% 20.4% 18.0% 22.4% 22.9% 20.4% 20.2% 22.8% 12.8% 20.4% 2006 2008 37

Mix 39 2008 and Beyond: Focus for Next 5 Years Continued Selective Expansion Consistent with our Skill Set and Subject to Market Conditions Element Retain specialty or niche focus Increase percentage of insurance vs. reinsurance business written Increase percentage of casualty vs. property business written Develop fee based income streams Objective Take existing products to new platforms and broaden depth and distribution of 'existing' platforms Focus more on under-served regions Insurance: increase percentage of US vs. non-US Reinsurance: increase percentage of non-US vs. US Geography

2008 and Beyond: Focus for Next 5 Years Key Success Factors 41 Aspen Well Positioned for Future Success 'Right' People Motivation Experience Appetite to succeed Alignment with shareholders (i.e., the right compensation structures) 'Right' Tools Significant investment in ERM, actuarial and other quantitative techniques to enhance our business 'Right' business model Niche focused Expert based Appropriately diversified (Insurance/Reinsurance, Property/Casualty, Geography) 'Right' size 'Sufficient scale to withstand 'shock' losses and compete effectively in changing (re)insurance landscape ERM

Opportunities Map: How we Think about Opportunities Adjacent New Existing New Products Platforms Excess Casualty Dublin Zurich Property Treaty Casualty Treaty Credit & Surety Reinsurance Zurich Financial Institutions London Political Risk London Professional Liability London Property Facultative Singapore Latin America Middle East Extension of Asia platform Cargo & Specie London UK Construction London NMT Liability Accident & Health New lines or platforms over last 18 months Evaluating opportunity CAR/EAR Reinsurance Zurich Capital Markets Products Execution Risk 43 Selective and Measured Approach to New Products and Platforms

Financial Highlights: H1 2008 45 Period Ended June 30 2008 2007 Change Gross Written Premiums 1,125.0 1,140.0 (1.3)% Net Written Premiums 1,025.6 973.6 5.3%) Net Earned Premiums 788.9 890.2 (11.4)% Underwriting Income 144.1 142.9 0.8%) Net Investment Income 109.6 146.3 (25.1)% Net Income after tax $208.1 $236.6 (12.1)% Financial Ratios: Loss Ratio 50.1% 55.9% Expense Ratio 31.6% 28.0% Combined Ratio 81.7% 83.9% Annualized Operating ROE* 16.6% 21.1% Operating EPS* $2.23 $2.40 (7.1)% (US$ in millions, except per share data) * Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income and average equity to closing shareholders' equity in the Investor Relations section of Aspen's website www.aspen.bm

Business Performance and Market Outlook as of July 30, 2008

	Performance 1		Absolute Pricing 2		Relative Price Movement 3		Terms & Conditions 4		Volume change 5		Absolute Scale 6		Outlook 7	
	Q1	Q2	Q1	Q2	Q1	Q2	Q1	Q2	Q1	Q2	Q1	Q2	Q1	Q2
Property Reinsurance														
Catastrophe	Blue	Blue	Yellow	Yellow	Orange	Orange	Yellow	Yellow	Orange	Orange	Blue	Blue	Yellow	Yellow
Risk Excess	Green	Green	Red	Orange	Red	Orange	Orange	Orange	Red	Orange	Green	Green	Orange	Orange
Pro Rata	Green	Green	Yellow	Orange	Orange	Orange	Orange	Red	Orange	Orange	Yellow	Yellow	Orange	Orange
Facultative	Blue	Blue	Yellow	Yellow	Red	Red	Yellow	Yellow	Yellow	Yellow	Yellow	Yellow	Yellow	Yellow
Casualty Reinsurance														
International	Green	Green	Yellow	Yellow	Yellow	Yellow	Yellow	Yellow	Red	Yellow	Green	Green	Yellow	Yellow
US	Green	Green	Yellow	Yellow	Orange	Orange	Orange	Orange	Orange	Orange	Blue	Blue	Orange	Orange
Facultative	Yellow	Yellow	Red	Red	Orange	Orange	Yellow	Yellow	Blue	Green	Orange	Orange	Orange	Orange
International Insurance														
Specialty Reinsurance	Blue	Blue	Blue	Blue	Orange	Orange	Yellow	Yellow	Orange	Orange	Green	Green	Yellow	Yellow
Aviation	Orange	Orange	Yellow	Yellow	Yellow	Yellow	Yellow	Yellow	Orange	Orange	Yellow	Yellow	Yellow	Yellow
Energy PD	Blue	Blue	Orange	Orange	Red	Red	Orange	Orange	Red	Red	Yellow	Yellow	Orange	Orange
Marine Hull	Red	Red	Orange	Orange	Yellow	Yellow	Yellow	Yellow	Orange	Orange	Orange	Orange	Orange	Orange
MEC Liability	Green	Green	Blue	Blue	Yellow	Yellow	Orange	Orange	Yellow	Yellow	Green	Green	Yellow	Yellow
UK Property	Yellow	Yellow	Yellow	Yellow	Yellow	Yellow	Orange	Orange	Green	Green	Orange	Orange	Orange	Orange
UK Liability	Blue	Blue	Yellow	Yellow	Orange	Orange	Yellow	Yellow	Red	Red	Green	Green	Orange	Orange
Professional Liability	Orange	Orange	Orange	Orange	Orange	Orange	Yellow	Yellow	Blue	Blue	Red	Red	Orange	Orange
Excess Casualty	Orange	Orange	Yellow	Yellow	Yellow	Yellow	Yellow	Yellow	Blue	Blue	Orange	Orange	Yellow	Yellow
Political Risk	Green	Green	Blue	Blue	Blue	Blue	Green	Green	Blue	Blue	Orange	Orange	Green	Green
Financial Institutions	Green	Green	Blue	Blue	Blue	Blue	Green	Green	Blue	Blue	Yellow	Yellow	Green	Green
US Insurance														
Property E&S	Red	Red	Yellow	Yellow	Orange	Orange	Orange	Orange	Blue	Blue	Orange	Orange	Orange	Orange
Casualty E&S	Yellow	Yellow	Orange	Orange	Orange	Orange	Orange	Orange	Blue	Blue	Yellow	Yellow	Orange	Orange

1 - Rolling ROAE for the last four quarters from 2008 Q1
2 - Ratio of Actual to Technical (or modelled) price
3 - Relative Price Movement for all renewed contracts for YTD 30/04/2008
4 - Terms and Conditions
5 – Comparison of 2007 actual premium to 2008 plan premium
6 - 2008 Plan PAT figure (in $m)
7 - Outlook

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2008 Full Year Guidance at July 31, 2008 49 Actual FY 2007 Guidance July 31, 2008 GWP $1.82 billion $1.8 billion +- 5% % Premium Ceded 8.9% of GEP 8% - 10% of GEP Combined Ratio 83.0% 88% - 93% Net Investment Income on Fixed Income Securities, Short term Investments and Funds of Hedge Funds $299 million $230 - $265 million Net Return on Fixed Income and Short term Investments $255 million $230 - $245 million Net Return on Investments in Funds of Hedge Funds $44 million $0 - $20 million Tax Rate 14.8% 13% to 16% ROE 21.6% 13% to 16% (assuming normal loss experience) Cat-Load $77 million $115 million assumed

Summary Disciplined and proactive diversification is producing quality returns Evolutionary expansion of product lines and platforms is core to our current and future business model Holistic risk management underscores everything we do Depth of experience and bottom line focus preserves and grows value in current soft markets 51

Appendix 53

Financial Highlights: Group Summary Q2 2008 Underwriting Revenues Underwriting Expenses Income Income Contribution 55 129 131 115 95 153 149 127 107 0 40 80 120 160 200 Operating Income Before Tax Income Before Tax Income After Tax Retained Income $ms 2007 Q2 2008 Q2 52 79 87 71 0 20 40 60 80 100 Underwriting Income Net Investment Income $ms 2007 Q2 2008 Q2 273 82 44 399 188 65 57 310 0 200 400 600 Losses & Loss Expenses Acquisition Exp General Admin Expenses Total Underwriting Expenses $ms 2007 Q2 2008 Q2 504 85 419 451 529 23 506 397 0 100 200 300 400 500 600 GWP Premiums Ceded NWP NEP $ms 2007 Q2 2008 Q2

Financial Highlights: Q2 2008 57 Quarter Ended June 30 2008 2007 Change Gross Written Premiums 528.8 503.5 5.0%) Net Written Premiums 506.0 418.5 20.9%) Net Earned Premiums 397.3 451.2 (11.9)% Underwriting Income 86.9 52.4 65.8%) Net Investment Income 70.5 78.8 (10.5)% Net Income after tax $126.9 $114.7 10.6%) Financial Ratios: Loss Ratio 47.4% 60.5% Expense Ratio 30.8% 27.9% Combined Ratio 78.2% 88.4% Annualized Operating ROE* 21.2% 19.7% Book Value per Share $29.84 $24.44 22.1%) Operating EPS* $1.44 $1.14 26.3%) (US$ in millions, except per share data) * Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income and average equity to closing shareholders' equity in the Investor Relations section of Aspen's website www.aspen.bm

Key Performance Metrics: Q2 2008 Revenues Ratio Analysis 59 60 18 10 88 47 17 14 78 0 10 20 30 40 50 60 70 80 90 100 Loss Ratio Acquistion Expense Ratio Operating Expense Ratio Combined Ratio % 2007 Q2 2008 Q2 451 64 15 397 60 11 0 50 100 150 200 250 300 350 400 450 500 Net Earned Income Investment Income ex FOHF Funds of Hedge Funds $ms 2007 Q2 2008 Q2

Results by Business Segment: Q2 2008 GWP Underwriting Income 61 33 7 18 44 7 34 2 -6 -10 0 10 20 30 40 50 Property Re Casualty Re International Insurance US Insurance $ms 2007 Q2 2008 Q2 190 79 199 35 170 57 259 43 0 50 100 150 200 250 300 Property Re Casualty Re International Insurance US Insurance $ms 2007 Q2 2008 Q2

Financial Highlights: Group Summary H1 2008 Underwriting Revenues Underwriting Expenses Income Income Contribution 63 275 278 237 196 244 245 208 169 0 80 160 240 320 Operating Income Before Tax Income Before Tax Income After Tax Retained Income $ms 2007 H1 2008 H1 143 146 144 110 0 50 100 150 200 Underwriting Income Net Investment Income $ms 2007 Q2 2008 Q2 498 159 90 747 396 141 108 645 0 200 400 600 800 1000 Losses & Loss Expenses Acquisition Exp General Admin Expenses Total Underwriting Expenses $ms 2007 Q2 2008 Q2 1140 166 974 890 99 1026 789 1125 0 200 400 600 800 1000 1200 GWP Premiums Ceded NWP NEP $ms 2007 H1 2008 H1

Key Performance Metrics: H1 2008 Revenues Ratio Analysis 65 56 18 10 84 50 18 14 82 0 10 20 30 40 50 60 70 80 90 100 Loss Ratio Acquistion Expense Ratio Operating Expense Ratio Combined Ratio % 2007 H1 2008 H1 890 122 25 789 116 -6 -100 0 100 200 300 400 500 600 700 800 900 1000 Net Earned Income Investment Income ex FOHF Funds of Hedge Funds $ms 2007 H1 2008 H1

Results by Business Segment: H1 2008 GWP Underwriting Income 67 80 23 44 90 12 41 1 -4 -10 0 10 20 30 40 50 60 70 80 90 100 Property Re Casualty Re International Insurance US Insurance $ms 2007 H1 2008 H1 382 303 384 71 355 239 458 73 0 100 200 300 400 500 Property Re Casualty Re International Insurance US Insurance $ms 2007 H1 2008 H1

Business Performance and Market Outlook: Key Key Performance Absolute Pricing Relative Price Movement Terms and Conditions Volume change Absolute Scale Outlook Key 1 2 3 4 5 6 7 Excellent Excellent Significantly Up Excellent Significantly Up Very significant Excellent Good Good Up Good Up Significant Good Satisfactory Satisfactory Flat Satisfactory Flat Medium Satisfactory Of Concern Of Concern Down Of Concern Down Small Of Concern Unsatisfactory Unsatisfactory Significantly Down Unsatisfactory Significantly Down Very Small Unsatisfactory 69